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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT:  JUNE 30, 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                              TELULAR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    0-23212
                            (COMMISSION FILE NUMBER)


          DELAWARE                                         36-3885440
(STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
     OF INCORPORATION)                                 IDENTIFICATION NO.)



            647 NORTH LAKEVIEW PARKWAY, VERNON HILLS, ILLINOIS 60061
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



                                 (847) 247-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

The copy of the press release issued by Telular Corporation on June 30, 1997, announcing a modification of the Company's forecasts for the rest of its fiscal year and a change in the Chief Financial Officer of the Company, filed as an exhibit hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibits are filed herewith:


Index
Number           Document Name
------           -------------

99.1             Press Release issued by Telular Corporation on June 30, 1997



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Telular Corporation



                                         /s/ Thomas M. Mason
Date:  July 1, 1997                      By:
                                             ----------------------------------
                                                       Thomas M. Mason
                                                  Senior Vice President and
                                                   Chief Financial Officer



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                                 Exhibit Index

                                                                    Sequential
Exhibit                                                             Page
Number           Document Name                                      Number
-------          -------------                                      ----------
99.1             Press Release dated June 30, 1997                   4





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